UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2006

CRDENTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-31152	76-0585701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5001 LBJ Freeway, Suite 850

Dallas, Texas 75244

(Address of Principal Executive Offices) (Zip Code)

(972) 850-0780

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Effective as of December 29, 2006, Crdentia Corp. (the “Company”) executed an Amendment No. 1 (“Amendment No. 1”) to that certain Agreement and Plan of Merger, dated as of September 20, 2006, by and among the Company, iVOW Acquisition Corp. and iVOW, Inc. (the “Merger Agreement”).  Amendment No. 1 extends the Termination Date of the Merger Agreement to March 31, 2007.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by Amendment No. 1 attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
2.1	Amendment No. 1, effective as of December 29, 2006, to Agreement and Plan of Merger, by and among the Company, iVOW Acquisition Corp. and iVOW, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRDENTIA CORP.

January 3, 2007	By:	/s/ James J. TerBeest
James J. TerBeest
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Amendment No. 1, effective as of December 29, 2006, to Agreement and Plan of Merger, by and among the Company, iVOW Acquisition Corp. and iVOW, Inc.